UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 7, 2026
___________________________________
Arhaus, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Bill Beargie from Board of Directors

On July 7, 2026, Bill Beargie resigned from the Board of Directors (the “Board”) of Arhaus, Inc. (the “Company”). The resignation of Mr. Beargie was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Appointment of Rick Keyes to Board of Directors

On July 8, 2026, the Board of the Company appointed Rick Keyes to Class I of the Board as an independent director under applicable NASDAQ and SEC rules. Mr. Keyes’s term will expire at the Company’s Annual Meeting of Stockholders in 2028, at which time he is expected to stand for re-election to the Board by the Company’s stockholders. He will serve on the Board’s Compensation Committee.

Mr. Keyes has served as President and Chief Executive Officer of Meijer, Inc. (a regional supercenter) since 2017. Prior to this role, he served in various leadership positions at Meijer since 1989, including as President from 2015 to 2017 and Executive Vice President of Supply Chain and Manufacturing from 2006 to 2015. Mr. Keyes is currently a director of CMS Energy Corporation (and its subsidiary Consumers Energy Company) and serves on both its Audit and Governance, Sustainability and Public Responsibility committees. Mr. Keyes has also been a board member or trustee of a number of professional and charitable organizations, including Chair of the Board of Trustees of Ohio Northern University. The Company believes that Mr. Keyes is qualified to serve on the Board of Directors because of his significant management and operations experience and his leadership in the retail industry.

Mr. Keyes’s compensation for his service as a director will be consistent with that of the Company’s other non-employee directors, as described in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders.

There are no arrangements or understandings between Mr. Keyes and any other persons pursuant to which Mr. Keyes was selected as a director. There have been no transactions involving the Company or any of its subsidiaries in which Mr. Keyes has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page with Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of July, 2026.

ARHAUS, INC.

By:	/s/ Michael Lee
Name:	Michael Lee
Title:	Chief Financial Officer